UBS Select Prime Institutional Fund
Supplement to the Prospectus

Dated August 28, 2009, as revised March 29, 2010

June 18, 2010

Dear Investor:

On May 14, 2010, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) announced the extension of a voluntary fee waiver reducing fund expenses for UBS Select Prime Institutional Fund (the “fund”). UBS Global AM has decided to maintain this voluntary fee waiver at the current level rather than phase it out, which was a potential option that had been indicated in a prior announcement. We will therefore continue waiving 0.04% of the fund’s management fees until at least July 18, 2010. After this time, the waiver will either be extended further, or be phased out by decreasing 0.01% per week until the voluntary waiver expires on or about August 9, 2010. Any extension would be announced in a subsequent prospectus supplement. Therefore, the last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following language:

**** Effective February 16, 2010, UBS Global AM will voluntarily waive 0.04% of its management fees until July 18, 2010. As a result, the total ordinary annual fund operating expenses will be reduced to 0.14% through July 18, 2010, at which point this voluntary waiver will be phased out over several weeks at a rate of 0.01% per week. UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive those fees. Waivers may affect the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS 424